EXHIBIT 3.1 ARTICLES OF INCORPORATION OF QUADRA VENTURES, INC

ARTICLES OF INCORPORATION

OF

QUADRA VENTURES, INC.

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The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopts the following Articles of Incorporation:

ARTICLE ONE.  (NAME)

The name of the corporation is: QUADRA VENTURES, INC.

ARTICLE TWO.  (RESIDENT AGENT)

The initial agent for service of process is Nevada Agency and Trust  50 Liberty Street West, Suite 880 Reno , State of Nevada

ARTICLE THREE.  (PURPOSES)      The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I.

(OMNIBUS).

To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II.

(CARRYING ON BUSINESS OUTSIDE STATE).      To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III.

(PURPOSES TO BE CONSTRUED AS POWERS).      The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

ARTICLE FOUR.   (CAPITAL STOCK)

The corporation shall have authority to issue an aggregate of  SIXTY MILLION (60,000,000) shares of stock, par value ONE MILL ($0.001) per share divided into two (2) classes of stock as follows for a total capitalization of  SIXTY THOUSAND DOLLARS ($60,000).

(A)

NON-ASSESSABLE COMMON STOCK:  FIFTY MILLION (50,000,000) shares of Common stock, Par Value ONE MILL ($0.0001) per share, and

(B)

PREFERRED STOCK: TEN MILLION (10,000,000) shares of Preferred stock, Par Value ONE MILL ($0. 001) per share.

All capital stock when issued shall be fully paid and non-assessable.  No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

ARTICLE FIVE.  (DIRECTORS).

The affairs of the corporation shall be governed by a Board of Directors of not more than fifteen (15) nor less than one (1) person.  The name and address of the first Board of Directors is:

NAME                                                          ADDRESS

            Bruno Benedet                                            365 Ginger Drive, Suite 14

                                                                                   New Westminster BC

                                                                                   Canada

ARTICLE SIX. (ASSESSMENT OF STOCK).  The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

ARTICLE SEVEN.  (INCORPORATOR) The name and address of the incorporator of the corporation is as follows:

NAME

ADDRESS

          Bruno Benedet                                    365 Ginger Drive, Suite 14

                                                                        New Westminster BC

                                                                        Canada

ARTICLE EIGHT.  (PERIOD OF EXISTENCE).

The period of existence of the

Corporation shall be perpetual.

ARTICLE NINE.  (BY-LAWS)

Its Board of Directors shall adopt the initial By-laws of the corporation.  The power to alter, amend, or repeal the By-laws, or to adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.

ARTICLE TEN.  (STOCKHOLDERS' MEETINGS).  Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the By-laws of the corporation.  The President or any other executive officer of the corporation, the Board of Directors, or any member may call special meetings of the stockholders thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting.  Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

ARTICLE ELEVEN ( CONTRACTS OF THE CORPORATION.)

No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall be any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation.  Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may e counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were no such director or officer of such other corporation or not so interested.

ARTICLE TWELVE.  (LIABILITY OF DIRECTORS AND OFFICERS)    No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

IN WITNESS WHEREOF.  The undersigned incorporator has hereunto affixed his/her signature at VANCOUVER BC, this 27th day of  January, 2004.

/s/Bruno Benedet

 BRUNO BENEDET

                       EXHIBIT 3.2  BYLAWS OF QUADRA VENTURES, INC.

BYLAWS

OF

 QUADRA VENTURES, INC.

(A NEVADA CORPORATION)

ARTICLE I

OFFICES

Section .  Registered Office. The registered office of the corporation in the State of Nevada shall be in the City of Reno, State of Nevada.

Section .  Other Offices.  The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section .  Corporate Seal.  The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS' MEETINGS

Section .  Place of Meetings.  Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

Section .  Annual Meeting.

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The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

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At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.  A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal.  Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b).  The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

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Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c).  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5.  Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (c) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5.  At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c).  The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

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For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section .  Special Meetings.

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Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

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If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation.  No business may be transacted at such special meeting otherwise than specified in such notice.  The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request.  Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws.  If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice.  Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section .  Notice of Meetings.  Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting.  Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section .  Quorum.  At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

Section .  Adjournment and Notice of Adjourned Meetings.  Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions.  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section .

  Voting Rights.  For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders.  Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law.  An agent so appointed need not be a stockholder.  No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section .

  Joint Owners of Stock.  If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada, Section 217(b).  If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section .

   List of Stockholders.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held.  The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section .

  Action Without Meeting.  No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or  by the written consent of all stockholders.

Section .

  Organization.

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At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman.  The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

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The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section .

  Number and Qualification.  The authorized number of directors of the corporation shall be not less than one (1) nor more than twelve (12) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors.  Directors need not be stockholders unless so required by the Articles of Incorporation.  If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section .

  Powers.  The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

Section .

  Election and Term of Office of Directors.  Members of the Board of Directors shall hold office for the terms specified in the Articles of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Articles of Incorporation.

Section .

  Vacancies.   Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section .

  Resignation.  Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors.  When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section .

  Removal.  Subject to the Articles of Incorporation, any director may be removed by:

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the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

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the affirmative and unanimous vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.

Section .

  Meetings.

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Annual Meetings.  The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held.  No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

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Regular Meetings.  Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof.  Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

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Special Meetings.  Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the President or any two of the directors.

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Telephone Meetings.  Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

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Notice of Meetings.  Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting.  Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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Waiver of Notice.  The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice.  All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section .

  Quorum and Voting.

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Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

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At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

Section .

  Action Without Meeting.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section .

  Fees and Compensation.  Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors.  Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section .

  Committees.

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Executive Committee.  The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors.  The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation.

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Other Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law.  Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

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Term.  Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors.  The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee.  The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors.  The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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Meetings.  Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter.  Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section .

  Organization.  At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting.  The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section .

  Officers Designated.  The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction.  The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary.  The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate.  Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section .

  Tenure and Duties of Officers.

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General.  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

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Duties of Chairman of the Board of Directors.  The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

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Duties of President.  The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation.  The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

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Duties of Vice Presidents.  The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant.  The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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Duties of Secretary.  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation.  The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice.  The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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Duties of Chief Financial Officer.  The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President.  The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section .

  Delegation of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section .

  Resignations.  Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary.  Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time.  Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.  Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section .

  Removal.  Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING

OF SECURITIES OWNED BY THE CORPORATION

Section .

  Execution of Corporate Instrument.  The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer.  All other instruments and documents requiting the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person .or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section .

   Voting of Securities Owned by the Corporation.  All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section .

  Form and Execution of Certificates.  Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law.  Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation.   Any or all of the signatures on the certificate may be facsimiles.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section .

  Lost Certificates.  A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section .

  Transfers.

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Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

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The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Nevada.

Section .

  Fixing Record Dates.

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In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action.  If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section .  Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section .  Execution of Other Securities.  All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section .  Declaration of Dividends.   Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Section .  Dividend Reserve.   Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section .  Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section .  Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

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Directors Officers.  The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Nevada General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

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Employees and Other Agents.  The corporation shall have power to indemnify its employees and other agents as set forth in the Nevada General Corporation Law.

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Expense.  The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

()  Enforcement.  Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer.  Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor.  The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim.  In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada General Corporation Law for the corporation to indemnify the claimant for the amount claimed.  In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.  In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

()  Non-Exclusivity of Rights.  The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.  The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

()  Survival of Rights.  The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

()  Insurance.  To the fullest extent permitted by the Nevada General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

()  Amendments.  Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

()  Saving Clause.  If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

()  Certain Definitions.  For the purposes of this Bylaw, the following definitions shall apply:

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The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

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The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

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The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

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References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

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References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

ARTICLE XII

NOTICES

Section .  Notices.

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Notice to Stockholders.   Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

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Notice to directors.  Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

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Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

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Time Notices Deemed Given.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

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Methods of Notice.  It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

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Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him ill the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

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Notice to Person with Whom Communication Is Unlawful.  Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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Notice to Person with Undeliverable Address.  Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required.  Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given.  If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated.  In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

ARTICLE XII

AMENDMENTS

Section .  Amendments.

The Board of Directors shall have the power to adopt, amend, or repeal Bylaws as set forth in the Articles of Incorporation.

ARTICLE XIV

LOANS TO OFFICERS

Section .  Loans to Officers.  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation.  The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

ARTICLE XV

RESTRICTIONS ON SHARE TRANSFER

Section 47. Restrictions on Share Transfer.  The Company will be governed by each of the following restrictions:

(A)

No shares may be transferred except with the prior approval of the directors, who may in their absolute discretion refuse to register the transfer of any shares, such approval to be evidenced by a resolution of the directors;

(B)

There shall not be any invitation to the public to subscribe for any shares or debt obligations of the Company.

(C)

The number of shareholders of the Company exclusive of:

(B)

persons who are in the employment of the Company or of an affiliate of the Company;

(B)

persons who, having formerly been in the employment of the Company or an affiliate of the Company, were, while in that employment, shareholders of the Company and have continued to be shareholders of the Company after termination of that employment.

Declared as the By-Laws of Quadra Ventures, Inc. as of the 27th day of JANUARY, 2004

Signature of Officer:

_/S/_TIA EDWARDS______________________

Name of Officer:

           TIA LISA EDWARDS

Position of Officer:

SECRETARY AND DIRECTOR

                         EXHIBIT 4.1 SUBSCRIPTION AGREEMENTS

SUBSCRIPTION AGREEMENT

QUADRA VENTURES, INC.

SUBSCRIPTION AGREEMENT made as of this 6th day of March  , 2004 between QUADRA VENTURES, INC., a Nevada corporation (the "Company") and Bruno Benedet (the "Subscriber").

WHEREAS:

A.               The Subscriber is a company controlled by a director of the Company.

B.               The Subscriber desires to acquire 2,000,000 shares of common stock of the Company at a price of $0.001 US per share (the "Shares").

A.

The Company desires to accept the Subscriber’s subscription for the Shares.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.

SUBSCRIPTION FOR SHARES

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company at a price equal to $0.001 US per Share and the Company agrees to sell the Shares to the Subscriber

1.2

The purchase price is payable by the Subscriber to the Company contemporaneously with the execution and delivery of this Subscription Agreement.

1.3

The certificates representing the Shares sold pursuant to this Offering will be “restricted shares”, as contemplated under United States Securities Act of 1933, and will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

1.4

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

2.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1

The Subscriber hereby severally represents and warrants to the Company as follows:

(A)

The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this subscription;

(B)

an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(C)

the Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

(D)

the Subscriber is a company controlled by a director of the Company;

(E)

the Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment.

(F)

The Subscriber hereby acknowledges that this offering of Shares by the Company has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) to the United States Securities Act.

(G)

the Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

(H)

the Subscriber is not aware of any advertisement of the Shares.

(I)

Subscriber is acquiring the Shares subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(J)

Subscriber does not have any contract, undertaking, agreement or arrangement with any person  to sell, transfer or grant participation  to such person, or to any third person, with respect to any of the Shares sold hereby;

(K)

Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(L)

Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

3.

REPRESENTATIONS BY THE COMPANY

3.1

The Company represents and warrants to the Subscriber that:

(A)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)

Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

4.

MISCELLANEOUS

4.1

Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

4.2

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	2,000,000 Shares of Common Stock
Signature of Authorized Signatory of Subscriber:
Name of Subscriber:	BRUNO BENEDET
Address of Subscriber:

ACCEPTED BY:

QUADRA VENTURES, INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

BRUNO BENEDET

Position of Authorized Signatory:

President

Date of Acceptance:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBSCRIPTION AGREEMENT

QUADRA VENTURES, INC.

SUBSCRIPTION AGREEMENT made as of this _____ day of March, 2004 between QUADRA VENTURES, INC., a Nevada corporation with its registered office at Suite 880, 50 West Liberty Street, Reno, Nevada 89501 (the "Company") and the undersigned (the "Subscriber").

WHEREAS:

A.

The Company desires to issue a maximum of 2,500,000 shares of common stock of the Company at a price of $0.01 US per share (the "Offering") pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) in order to finance its obligations pursuant to the Option Agreement.

B.

The Subscriber desires to acquire the number of shares of the Offering set forth on the signature page hereof (the "Shares") on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

-#-

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $0.01 US per Share.  Upon execution, the subscription by the Subscriber will be irrevocable.

1.2

The purchase price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3

Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

1.4

Any acceptance by the Company of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.  Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.  The Company will not grant any registration or other qualification rights to any Subscriber.

2.

REGULATION S AGREEMENTS OF THE SUBSCRIBER

2.1

The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Act pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

2.2

The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

2.3

The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”

2.4

The Subscriber and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

[THE BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK]

3.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1

The Subscriber represents and warrants to the Company and acknowledges that the Company is relying upon the Subscriber’s representations and warranties in agreeing to sell the Shares to the Subscriber that:

(M)

The Subscriber is not a “U.S. Person” as defined by Regulation S of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

 A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

any natural person resident in the United States;

any partnership or corporation organized or incorporated under the laws of the United States;

any estate of which any executor or administrator is a U.S. person;

any trust of which any trustee is a U.S. person;

any agency or branch of a foreign entity located in the United States;

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

any partnership or corporation if:

organized or incorporated under the laws of any foreign jurisdiction; and

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this private placement;

An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

The Subscriber has such knowledge and experience in finance, securities, investments,

including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

The Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment.

The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by

Regulation S pursuant to the United States Securities Act.

The Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

The Subscriber is not aware of any advertisement of the Shares.

The Subscriber is acquiring the Shares subscribed to hereunder as an investment for the

Subscriber's own account, not as a nominee or agent, and not with a view toward the resale

Or distribution of any part thereof, and the Subscriber has no present intention of selling,

granting any participation in, or otherwise distributing the same;

The Subscriber does not have any contract, undertaking, agreement or arrangement with

Any person  to sell, transfer or grant participation  to such person, or to any third person, with respect to any of the Shares sold hereby;

The Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase,

(iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding,

redemption, sale, or transfer of the Shares.

B.

REPRESENTATIONS BY THE COMPANY

4.1

The Company represents and warrants to the Subscriber that:

(A)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)

Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

(C)

The issued and outstanding shares of the Company consists of 6,000,000 shares of the Company’s common stock prior to the completion of the issue of any shares of the Company’s common stock pursuant to this Offering.

A.

TERMS OF SUBSCRIPTION

5.1

Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for the purposes set forth in the disclosure statement.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

5.2

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

5.3

The Subscriber acknowledges and agrees that the subscription for the Shares and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

B.

MISCELLANEOUS

6.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, Attention: Mr. Bruno Benedet, President, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2

Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

6.3

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

C.

REPRESENTATIONS BY ALBERTA, BRITISH COLUMBIA, ONTARIO AND QUEBEC RESIDENTS

7.1

If the Subscriber is a resident of Canada, the Subscriber represents to the Company that the Subscriber is a resident of the Province of Alberta, British Columbia, Ontario or Quebec and the Subscriber is  (Residents of Alberta, British Columbia, Ontario or Quebec must circle one, as appropriate, and add the name of the senior officer or director of the Company):

(i)

a spouse, parent, brother, sister or child of _______________________, a senior officer or director of the Company ;

(ii)

a close friend or business associate of _________________________, a senior officer or director of the Company , or

(iii)

a company, all of the voting securities of which are beneficially owned by one or more of a spouse, parent, brother, sister, child or close personal friend or business associate of ____________________, a senior officer or director of the Company.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	common shares

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

ACCEPTED BY:

QUADRA VENTURES, INC.

Signature of Authorized Signatory:

Name of Authorized Signatory: Bruno Benedet

Position of Authorized Signatory: President

Date of Acceptance:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBSCRIPTION AGREEMENT

QUADRA VENTURES, INC.

SUBSCRIPTION AGREEMENT made as of this _____ day of March, 2004 between QUADRA VENTURES, INC., a Nevada corporation with its registered office at Suite 880, 50 West Liberty Street, Reno, Nevada 89501 (the "Company") and the undersigned (the "Subscriber").

WHEREAS:

A.

The Company desires to issue a maximum of 1,000,000 shares of common stock of the Company at a price of $0.03 US per share (the "Offering") pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) in order to finance its obligations pursuant to the Option Agreement.

B.

The Subscriber desires to acquire the number of shares of the Offering set forth on the signature page hereof (the "Shares") on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

-#-

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $0.03 US per Share.  Upon execution, the subscription by the Subscriber will be irrevocable.

1.2

The purchase price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3

Upon execution by the Company, the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

1.4

Any acceptance by the Company of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.  Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.  The Company will not grant any registration or other qualification rights to any Subscriber.

2.

REGULATION S AGREEMENTS OF THE SUBSCRIBER

2.1

The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Act pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

2.2

The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

2.3

The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”

2.4

The Subscriber and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

[THE BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK]

3.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1

The Subscriber represents and warrants to the Company and acknowledges that the Company is relying upon the Subscriber’s representations and warranties in agreeing to sell the Shares to the Subscriber that:

(A)

The Subscriber is not a “U.S. Person” as defined by Regulation S of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

 A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

any natural person resident in the United States;

any partnership or corporation organized or incorporated under the laws of the United States;

any estate of which any executor or administrator is a U.S. person;

any trust of which any trustee is a U.S. person;

any agency or branch of a foreign entity located in the United States;

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

any partnership or corporation if:

organized or incorporated under the laws of any foreign jurisdiction; and

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this private placement;

An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

The Subscriber has such knowledge and experience in finance, securities, investments,

including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

The Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment.

The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by

Regulation S pursuant to the United States Securities Act.

The Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

The Subscriber is not aware of any advertisement of the Shares.

The Subscriber is acquiring the Shares subscribed to hereunder as an investment for the

Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and the Subscriber has no present intention of selling,

granting any participation in, or otherwise distributing the same;

The Subscriber does not have any contract, undertaking, agreement or arrangement with any person  to sell, transfer or grant participation  to such person, or to any third person, with respect to any of the Shares sold hereby;

The Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii)

any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption,

sale, or transfer of the Shares.

D.

REPRESENTATIONS BY THE COMPANY

4.1

The Company represents and warrants to the Subscriber that:

(A)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)

Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

(C)

The issued and outstanding shares of the Company consists of 6,000,000 shares of the Company’s common stock prior to the completion of the issue of any shares of the Company’s common stock pursuant to this Offering.

E.

TERMS OF SUBSCRIPTION

5.1

Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for the purposes set forth in the disclosure statement.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

5.2

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

5.3

The Subscriber acknowledges and agrees that the subscription for the Shares and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

F.

MISCELLANEOUS

6.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, Attention: Mr. Bruno Benedet, President, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2

Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

6.3

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

G.

REPRESENTATIONS BY ALBERTA, BRITISH COLUMBIA, ONTARIO AND QUEBEC RESIDENTS

7.1

If the Subscriber is a resident of Canada, the Subscriber represents to the Company that the Subscriber is a resident of the Province of Alberta, British Columbia, Ontario or Quebec and the Subscriber is  (Residents of Alberta, British Columbia, Ontario or Quebec must circle one, as appropriate, and add the name of the senior officer or director of the Company):

(i)

a spouse, parent, brother, sister or child of _______________________, a senior officer or director of the Company ;

(ii)

a close friend or business associate of _________________________, a senior officer or director of the Company , or

(iii)

a company, all of the voting securities of which are beneficially owned by one or more of a spouse, parent, brother, sister, child or close personal friend or business associate of ____________________, a senior officer or director of the Company.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	common shares

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

ACCEPTED BY:

QUADRA VENTURES, INC.

Signature of Authorized Signatory:

Name of Authorized Signatory: Bruno Benedet

Position of Authorized Signatory: President

Date of Acceptance:

       EXHIBIT 5.1 OPINION OF JOSEPH I. EMAS ATTORNEY AT LAW

JOSEPH I. EMAS

Attorney At Law

1224 Washington Avenue

Miami Beach, Florida 33139

(305) 531-1174

(305) 531-1274 (Facsimile)

July [____], 2004

Quadra Ventures, Inc.

104-1015, Columbia Street, Suite 811

New Westminster, British Columbia, Canada

Re:

Registration Statement on Form SB-2

Gentlemen:

I have acted as counsel for Quadra Ventures, Inc., a Nevada corporation (the "Company"), in connection with the preparation of a Registration Statement on Form SB-2 filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended ("Act"), relating to the public sale of 3,125,000 shares of common stock offered for public resale by certain selling security holders. This opinion is being furnished pursuant to Item 601(b)(5) of Regulation S-B under the Act.

In connection with rendering the opinion as set forth below, I have reviewed (a) the Registration Statement and the exhibits thereto; (b) the Company's Articles of Incorporation, as amended, (c) the Company's Bylaws; (d) certain records of the Company's corporate proceedings as reflected in its minute books, and (e) such statutes, records and other documents as we have deemed relevant.

In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and conformity with the originals of all documents submitted to me as copies thereof. In addition, I have made such other examinations of law and fact as we have deemed relevant in order to form a basis for the opinion hereinafter expressed.

Based upon the foregoing, I am of the opinion that (i) the shares issuable by the Company pursuant to this Registration Statement will be validly issued, fully paid and nonassessable; and (ii) that the outstanding shares of common stock to be sold by the selling security holders will be validly issued, fully paid and non-assessable.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement and to the references to this firm in the Registration Statement. In giving this consent, I do not thereby admit that I am acting within the category of persons whose consent is required under Section 7 of the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder.

JOSEPH I. EMAS

/s/ Joseph I. Emas

             EXHIBIT 10.1 TECHNOLOGY PURCHASE AGREEMENT

                         TECHNOLOGY PURCHASE AGREEMENT

This Agreement made this

27th

 day of APRIL , 2004.

BETWEEN:

QUADRA VENTURES, INC., a Nevada corporation having a Registered and Records Office located at: 50 Liberty Street West, Suite 880

Reno, Nevada USA, 89501

(hereinafter referred to as the "Purchaser")

OF THE FIRST PART

AND:                           3493734 MANITOBA, LTD. A Manitoba corporation

 having a place of business located at:

387 Broadway

 Winnipeg, Manitoba

Canada, R3C 0V5

(hereinafter collectively referred to as the "Vendor")

OF THE SECOND PART

WHEREAS the Vendor has developed certain information, expertise,

  know-how, show-how related to a proprietary Soft Ware Program,

 marketed under the trade name “ Forcefield”.  (collectively referred to as the “Technology”).

AND WHEREAS the Vendor has utilized the Technology to develop and

Market this Soft Ware Program.

AND WHEREAS the Vendor wishes to sell and the Purchaser wishes to purchase the Technology and related Software programs.

NOW THEREFORE this Agreement witnesses that in consideration of the premises, and of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the parties hereto have agreed to and do hereby agree as follows:

1.

DEFINITIONS

A.A

In this Agreement, unless a contrary intention appears, the following words and phrases  shall mean:

a.

“Technology” means and shall include any Patents and all of the information, data, schematics blueprints, drawings, registered and unregistered trademarks, trade-names, copyrights, designs expertise, and know-how of every nature and kind related to this Soft Ware Program, held by the Vendor either directly or indirectly and shall include any improvements modifications or variations thereto.

            b. "Net Sales Revenue" shall have the meaning as set out in Schedule "A"

2.

PURCHASE AND SALE OF ASSETS

A.A

     Upon the terms and subject to the conditions hereof, the Purchaser agrees to purchase, and the Vendor agrees to sell, assign and transfer to the Purchaser the

              Technology.

A.A

the parties shall, enter into such further agreements and execute any and all documents as may be necessary and reasonably required to ensure that ownership of the Technology vests and remains with the Purchaser.

3.

PURCHASE PRICE

A.A

      The Vendor agrees to sell and the Purchaser agrees to purchase the Technology from the Vendor for the following consideration:

a.

The sum of SEVEN THOUSAND FIVE HUNDRED USD ($7,500)  $2500.00 USD payable upon execution of this agreement, and the additional sum of $5,000.00 payable at the closing of this transaction; and

b.

ONE HUNDRED THOUSAND (100,000) Common Shares in the capital stock of the Purchaser on the Closing Date; and

a.

 A royalty of TWO (2%) PERCENT calculated on the Net Sales Revenue of any product that uses all or any portion of the Technology until, development costs incurred to date have been recovered to a maximum of USD TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS. After which the royalty shell be reduced to ONE (1%) PERCENT; and

b.

TWO HUNDRED FORTY FIVE THOUSAND USD ($245,000)

In additional Software development costs to be managed and led

By the vendor.

a.A

      The royalty shall be paid quarterly in arrears following the first commercial sale of products incorporating the Technology.

4.

TAXATION

a.A

The Purchaser and the Vendor shall take such steps and execute such documents, and certifies and makes such elections pursuant to the Canada Customs and Revenue Agency (CCRA) as may be required in order to affect the transfer of the Technology in a  tax efficient manner such that the minimum tax liability will accrue to the parties.

a.B

The Vendor and the Purchaser covenant and agree that the purchase price of the Assets will be the aggregate fair market value thereof and further covenant and agree that if the CCRA or any other competent authority at any time proposes to issue or issues any assessment or assessments that would impose or imposes any liability for tax of anynature or kind on any of the parties hereto or on any other person on the basis that the aggregate fair market value of the property transferred herein is greater or lesser than the  amount stipulated in paragraph 3 hereof (hereinafter referred to as the "Stipulated Amount"), and in the event that the parties agree, or a competent tribunal finally adjudges that the aggregate fair market value of the property is a greater or lesser amount hereinafter referred to as the "Adjusted Amount") than the Stipulated Amount, then the  redemption amount in respect of the preferred shares in the capital stock of the Purchaser will be determined by reference to the Adjusted Amount to the exclusion of the

            Stipulated Amount and the Vendor and the Purchaser will do all such things and perform all such acts as may be necessary to revise the redemption amount accordingly.

5. CLOSING

5.01

The closing of the transaction of sale and purchase hereunder will take place on April 27, 2004 at the business offices of Gregory Yanke, Barrister and Solicitor of Vancouver British Columbia at  1:00p.m. (the "Closing Date").

6.

REPRESENTATIONS AND WARRANTIES

a.A

The Vendor represents and warrants to the Purchaser (and acknowledges that the

             Purchaser has relied upon such representations and warranties in entering into this

             Agreement) that except as disclosed herein:

a.

the Vendor has the power and capacity to own and dispose of the assets and to enter into this Agreement and to carry out its terms to the full extent;

b.

there are no actions, suits, judgments, litigation proceedings or investigations outstanding, pending or to the knowledge of the Vendor threatened against the technology , nor does the Vendor know  or have any reasonable grounds or know of any basis for any such actions, suits, litigation proceedings or investigations;

c.

all material transactions of the business have been properly and promptly recorded or filed in or with its respective books and records and the minute books of the business contain complete records of all meetings and proceedings of the Shareholders and Directors;

d.

the execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application effecting the rights of creditors and by general principals of equity;

e.

the Vendor warrants and represents that the Vendor has good and marketable title to the Technology and the Technology is free and clear of all liens, mortgages, charges, pledges, security interests, encumbrances or other claims whatsoever, other than leases and encumbrances disclosed herein;

f.

the Vendor has taken all necessary and proper steps to register and to keep the patent in good standing and the vendor is not aware of any conflicting claims or patent applications .

g.

the Vendor is the sole owner of any copyright, patent, trademark, etc. and no other person(s) or party has advanced a claim of ownership or claiming an interest in the product, nor is any claim likely to be made in the future to the knowledge of the Vendor and there have been no legal proceedings or threats of legal proceedings of which involving the product of which the vendor is aware.

h.

neither the execution nor delivery of this Agreement nor the completion of the transactions contemplated hereby shall;

i.

Violate any of the terms and provisions of any order, decree, statute, by-law or regulation agreement, covenant or restriction applicable to Vendor;

j.

the Vendor represents and warrants to the Purchaser and acknowledges that the Purchaser has relied upon same that the Vendor owns and has full and clear title to the Technology;

6.02

the Purchaser represents and warrants to The Vendor (and acknowledges that the Purchaser has relied upon such representations and warranties in entering into this Agreement) that except as disclosed herein:

(a)

the  company is duly organized, existing, in good standing and has the power, authority, and capacity to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite corporate proceedings

i.A

From the date hereof until the closing the Vendor shall diligently and in the manner of a  prudent businessperson in the ordinary course of business and will use its best efforts to  preserve the Technology.

7.

INDEMNIFICATION CLAUSE

.A

The Vendor covenants and agrees to indemnify and hold harmless the Purchaser from and against:

a.

any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of the Vendor under this Agreement or from any misrepresentation or omission from any certificate or other instrument, furnished or to be furnished from the Company hereunder; and

b.

all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing, the cause of action, subject matter, or basis of which arose prior to March 1, 2004 and the Purchaser may, on notice in writing to the Vendor, settle such  claims and make any payment in relation thereof as the Purchaser sees fit.

.B

The Purchaser covenants and agrees to indemnify and hold harmless the Vendor from and against:

a.

any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of the Purchaser under this agreement, or from any misrepresentation in or mission from any certificate or other instrument, furnished or to be furnished from the Company hereunder; and

b.

all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing, the cause of action, subject matter, or basis of which arose after March 1, 2004 and the Vendor may, on notice in writing to the Purchaser, settle such claims  and make any payment in relation thereof as the Vendor sees fit.

8.

SURVIVAL

.A

Notwithstanding any enquiry or investigation by the Purchaser, the representation and warranties of the Vendor contained in this agreement shall survive its closing of the transactions contemplated by this agreement and shall continue in full force for the benefit of the Purchaser thereafter.

9.

NON-COMPETITION

9.01

The Vendor shall not, for a period of Three (3) years from the Closing Date, individually or in partnership or jointly or in conjunction with any company / person as principal, agent, employee, contractor, landlord, consultant, supplier, lender, financier, shareholder, or in any other manner, directly or indirectly, engage in, carry on or provide services to, be employed by or have an interest in, or otherwise be concerned with any other business in Canada and the United States of America which offers services or sells products that compete with the services and products resulting from the Technology whatsoever.

10.

ENTIRE AGREEMENT

10.01

This agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this agreement or the subject matter thereof except as specifically set forth herein.

11.

SEVERABILITY

11.01 If any provisions of this agreement are held unenforceable or invalid by a Court of competent jurisdiction, the parties hereto acknowledge and agree that the enforceability or validity of the remaining provisions shall not be affected thereby.

12.

JURISDICTION

12.01

This agreement shall be governed by and in construed accordance with the laws of the State of Nevada and the parties hereto hereby submit to the jurisdiction of the Courts of the State of Nevada.

13.

TIME OF THE ESSENCE

.A

Time shall be of the essence in this agreement.

13.02  This agreement may be executed in counterpart and by facsimilie

14.

ENUREMENT

14.01

This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF THE PARTIES have hereunto set their hands and Corporate Seals, duly attested to be the hands of their properly authorized officers in their behalf on the day and year first above written.

Signed for and on behalf of

3493734 MANITOBA LTD.

By its authorized signatory

Per: /S/ Larry Cheret

Authorized Signatory

SIGNED, SEALED AND DELIVERED

)

By QUADRA VENTURES, INC. in the presence of:)

)

Kennedy Kerster

)

Name

)

)

Address

)         Per: /S/ Bruno Benedet

)

Occupation: Consultant

Bruno Benedet, President

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SCHEDULE "A"

"Net Sales Revenue":  all revenues, receipts, monies and the fair market value of all other considerations, directly or indirectly collected or received, whether by way of cash or credit or any barter, benefit, advantage, or concession received by the Company or its affiliate companies from marketing, manufacturing, sale, or distribution of the products that incorporate all or a portion of the Technology, world wide less the following:

(i)

trade and quantity discounts actually given to the purchasers thereof to a maximum discount of 60%;

(ii)

all government taxes customs and excise, sales and value added taxes and other charges or governmental fees of every nature or kind (except for taxes on or measured by income);

(iii)

transportation and insurance charges and commissions in connection with the sale of Products; and

(iv)

credit allowances or refunds given on account of returned goods, up to a maximum of 5% of Net Sales Revenue.

                    EXHIBIT 23.1 CONSENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS

TERRY AMISANO LTD.	AMISANO HANSON
KEVIN HANSON, CA	CHARTERED ACCOUNTANTS

CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated May 11, 2004, relating to the financial statements of Quadra Ventures, Inc., as of March 31, 2004 and the reference to our firm as experts in the Registration Statement.

Vancouver, Canada	“Amisano Hanson”
August 25, 2004	CHARTERED ACCOUNTANTS

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